CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of Viosolar Inc. (the "Company") on Form 20-F for the period ending July 31, 2011, and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick Walchuk, Director, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2012	By:	/s/ Rick Walchuk
Name: Rick Walchuk
Title: President, Chief Executive Officer and Director (Principal Executive Officer)